Exhibit 10.1

SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT, dated as of November 9, 2017 (the “Amendment”), is made pursuant to that certain Third Amended and Restated Revolving Credit and Security Agreement dated as of May 22, 2015 (as amended, restated, modified or supplemented from time to time, the “Agreement”), by and among PENNANTPARK FLOATING RATE FUNDING I, LLC, a Delaware limited liability company, as borrower (together with its permitted successors and assigns, the “Borrower”); PENNANTPARK INVESTMENT ADVISERS, LLC, a Delaware limited liability company, as the collateral manager (together with its permitted successors and assigns, the “Collateral Manager”); the LENDERS from time to time party thereto; SUNTRUST BANK (“SunTrust Bank”), as administrative agent for the Secured Parties (in such capacity, together with its successors and assigns, the “Administrative Agent”), U.S. BANK NATIONAL ASSOCIATION, as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns, the “Collateral Agent”); U.S. BANK NATIONAL ASSOCIATION, as custodian (in such capacity, together with its successors and assigns, the “Custodian”); U.S. BANK NATIONAL ASSOCIATION, as collateral administrator (in such capacity, together with its successors and assigns, the “Collateral Administrator”); and U.S. BANK NATIONAL ASSOCIATION, as backup collateral manager (in such capacity, together with its successors and assigns, the “Backup Collateral Manager”).

W I T N E S S E T H :

WHEREAS, the Borrower, the Collateral Manager, the Lenders, the Collateral Agent, the Backup Collateral Manager, the Custodian, the Collateral Administrator and the Administrative Agent have previously entered into and are currently party to the Agreement;

WHEREAS, the Borrower has requested that the Lenders extend the Reinvestment Period and make certain other amendments to the Agreement, and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1. Defined Terms. Unless otherwise amended by the terms of this Amendment, terms used in this Amendment shall have the meanings assigned in the Agreement.

Section 2. Amendments.

2.1. The defined terms “Interest Rate,” Lender Fee Letter”, “Single Covenant Obligation” and “Reinvestment Period” appearing in Section 1.01 of the Agreement shall be amended and restated in its entirety and as so amended and restated shall read as follows:

“Interest Rate” means, for any Interest Accrual Period and for each Advance outstanding by a Lender for each day during such Interest Accrual Period:

(a) a rate equal to the Alternative Rate plus the Applicable Margin; and

(b) with respect to any Swingline Advance, a rate equal to the Base Rate plus the Applicable Margin minus 1.00% per annum.

“Lender Fee Letter” means, collectively, (i) that certain Seventh Amended and Restated Lender Fee Letter, dated as of the Second Amendment Effective Date, by and among the Lenders, the Borrower and the Administrative Agent, as the same may be amended or amended and restated from time to time, and (ii) any upfront fee letters entered into by and among any Lender and the Borrower.

“Single Covenant Obligation” means a loan, debt obligation or Participation Interest (for purposes of this definition, a “loan”) that:

(i) is not a Covenant Lite Loan,

(ii) does not require the Obligor to comply with at least two of the following financial covenants during each reporting period applicable to such Collateral Loan, whether or not any action by, or event relating to, the Obligor has occurred: maximum leverage, maximum senior leverage, minimum fixed charge coverage, minimum tangible net worth, minimum net worth, minimum debt service coverage, minimum interest coverage, maximum capital expenditures, minimum EBITDA, or other customary financial covenants; and

(iii) either, at the time of acquisition of such loan: (a) is an Eligible First Lien Obligation, or (b)(x) has an Obligor with a trailing twelve month EBITDA of at least the Dollar Equivalent of $40,000,000, (y) has a rating of at least “B-” from S&P and “B3” from Moody’s, and (z) is an Eligible Second Lien Obligation.

“Reinvestment Period” means the period from and including the Closing Date to and including the earlier of (a) November 9, 2020 (or such later date as may be agreed by the Borrower and each of the Lenders and notified in writing to the Agents) or (b) the date of the termination of the Commitments pursuant to Section 6.01.

2.2. Clause (p) of the defined term “Collateral Loan” appearing in Section 1.01 of the Agreement is hereby amended and restated in its entirety and as so amended and restated shall read as follows:

(p) has an Obligor with a trailing twelve-month EBITDA of at least the Dollar Equivalent of $7,500,000;

2.3. The following clauses appearing in the defined term “Concentration Limit” appearing in Section 1.01 of the Agreement are hereby amended and restated in their entirety and as so amended and restated shall read as follows:

(u) not more than 17.5% consists of Collateral Loans that have an Obligor with a trailing twelve-month EBITDA of less than the Dollar Equivalent of $15,000,000;

(y) not more than 10.0% consists of Eligible Covenant Lite Loans;

2.4. Section 1.01 of the Agreement shall be further amended by deleting any and all references to the defined term “CP Rate”.

2.5. Section 1.01 of the Agreement shall be further amended by inserting the following defined term in alphabetical order, such defined term to read as follows:

“Second Amendment Effective Date” means November 9, 2017.

2.6. Section 15.19(c) of the Agreement is hereby amended by adding the following sentence at the end thereof:

For the avoidance of doubt, Mountcliff Funding LLC (“Mountcliff”) shall be the related CP Conduit for Société Générale (“SG”) with respect to Syndicated Advances denominated in Dollars. Mountcliff’s making, funding or maintaining any such Dollar-denominated Syndicated Advance shall satisfy SG’s Commitment to make, fund or maintain such Syndicated Advance, and SG’s unfunded Commitment shall be reduced by the principal amount of Mountcliff’s Syndicated Advances. Notwithstanding the otherwise-applicable restrictions on assignment set forth in Section 15.06(a), without the consent of any Person other than SG and Mountcliff and without delivering an Assignment and Acceptance or any new or additional tax forms, (i) SG may, with the consent of Mountcliff, at any time assign to

Mountcliff all or any portion of SG’s Dollar-denominated Syndicated Advances, together with SG’s rights (including, without limitation, the right to receive payments of principal and interest thereon) and obligations with respect thereto, and (ii) Mountcliff may, with the consent of SG or pursuant to any purchase commitment made by SG to Mountcliff, at any time assign to SG all or any portion of Mountcliff’s Dollar-denominated Syndicated Advances, together with Mountcliff’s rights (including, without limitation, the right to receive payments of principal and interest thereon) and obligations with respect thereto. Promptly following any such assignment by SG to Mountcliff or by Mountcliff to SG, as the case may be, SG shall notify the Administrative Agent of such assignment and principal amount of Syndicated Advances so assigned, and the Administrative Agent shall record such assignment in the Register pursuant to Section 15.06(d).

2.7. Schedule 1 to the Agreement shall be amended and restated in its entirety and as so amended and restated shall read as set forth on Exhibit A attached hereto.

2.8. Schedule 6 to the Agreement shall be amended and restated in its entirety and as so amended and restated shall read as set forth on Exhibit B attached hereto.

Section 3. Assignment. Société Générale (“SG”) and Mountcliff Funding LLC (“Mountcliff”) hereby notify the other parties hereto that on the date hereof, SG assigned to Mountcliff, and Mountcliff assumed from SG, 100% of SG’s outstanding Dollar-denominated Syndicated Advances with an aggregate principal amount of $12,020,000.01 as contemplated by Section 15.19(c) of the Agreement (as amended hereby). The parties hereto acknowledge and consent to such assignment, and any requirement of prior notice of, or an Assignment and Acceptance for, such assignment are hereby waived solely with respect to such assignment and on a one-time basis. The Administrative Agent shall record such assignment in the Register pursuant to Section 15.06(d) of the Agreement

Section 4. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

4.1. The Administrative Agent, the Borrower, the Collateral Manager, and the Lenders shall have executed and delivered this Amendment.

4.2. The Administrative Agent and each Lender shall have received all fees due and payable under the Seventh Amended and Restated Lender Fee Letter dated as of Second Amendment Effective Date, by and among the Administrative Agent, each Lender and the Borrower, and any other fees due and payable to the Administrative Agent or its affiliates.

4.3. The Administrative Agent shall have received an opinion from Borrower’s counsel in form and substance satisfactory to the Administrative Agent.

4.4. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

Section 5. Representations of the Borrower and Collateral Manager. Each of Borrower and Collateral Manager hereby represent and warrant to the parties hereto that as of the date hereof (a) each of their respective representations and warranties contained in Article IV of the Agreement and any other Facility Documents to which it is a party are true and correct in all material respects as of the date hereof and after giving effect to this Amendment (except to the extent that such representations and warranties relate solely to an earlier date, and then are true and correct as of such earlier date) and (b) no Default or Event of Default has occurred and is continuing under the Agreement.

Section 6. Agreement in Full Force and Effect. Except as specifically amended herein, the Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.

Section 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission of an Adobe Portable Document Format File (also known as an “PDF” file) shall be effective as delivery of a manually executed counterpart hereof.

Section 8 Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Third Amended and Restated Revolving Credit and Security Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

“BORROWER” AND “COLLATERAL MANAGER”

PENNANTPARK FLOATING RATE FUNDING I, LLC, as Borrower

By:	PENNANTPARK FLOATING RATE CAPITAL LTD., its Designated Manager

By:	/s/ Arthur Penn
Name: Arthur Penn
Title: CEO

PENNANTPARK INVESTMENT ADVISERS, LLC, as Collateral Manager

By:	/s/ Arthur Penn
Name: Arthur Penn
Title: CEO

[Signature Page to Second Amendment to Third Amended and Restated Revolving Credit and Security Agreement]

“ADMINISTRATIVE AGENT” AND “REQUIRED LENDER”

SUNTRUST BANK, as Administrative Agent

By:	/s/ Pawan Churiwal
Name: Pawan Churiwal
Title: Vice President

SUNTRUST BANK, as Lender

By:	/s/ Emily Shields
Name: Emily Shields
Title: First Vice President

[Signature Page to Second Amendment to Third Amended and Restated Revolving Credit and Security Agreement]

“LENDERS”

GOLDMAN SACHS BANK USA, as Lender

By:	/s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

MORGAN STANLEY BANK, N.A., as Lender

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

CAPITAL ONE, N.A., as Lender

By:	/s/ Young Son
Name: Young Son
Title: Director

CITY NATIONAL BANK, as Lender

By:	/s/ Jeffrey Feinberg
Name: Jeffrey Feinberg
Title: Senior Vice President

COMERICA BANK, as Lender

By:	/s/ Timothy O’Rourke
Name: Timothy O’Rourke
Title: Vice President

BANK OF NEW YORK MELLON, as Lender

By:	/s/ James L. Behrmann
Name: James L. Behrmann
Title: Managing Director

[Signature Page to Second Amendment to Third Amended and Restated Revolving Credit and Security Agreement]

SOCIÉTÉ GÉNÉRALE, as Lender

By:	/s/ Julien Thinat
Name: Julien Thinat
Title: Authorized Signatory

MOUNTCLIFF FUNDING LLC, as a related CP Conduit

By:	/s/ Josh Borg
Name: Josh Borg
Title: Authorized Signatory

[Signature Page to Second Amendment to Third Amended and Restated Revolving Credit and Security Agreement]

EXHIBIT A

TO

SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT

SCHEDULE 1

COMMITMENTS AND PERCENTAGES

LENDER	RELATED CP CONDUIT (DOLLAR SYNDICATED ADVANCES)	COMMITMENT	PERCENTAGE
SunTrust Bank		$200,000,000.00	52.63157894%
Goldman Sachs Bank USA		$15,000,000.00	3.94736842%
Morgan Stanley Bank, N.A.		$10,000,000.00	2.63157895%
Capital One, N.A.		$75,000,000.00	19.73684211%
City National Bank		$25,000,000.00	6.5789474%
Comerica Bank		$20,000,000.00	5.26315789%
Bank of New York Mellon		$10,000,000.00	2.63157895%
Société Générale	Mountcliff Funding LLC	$25,000,000.00	6.5789474%
FACILITY AMOUNT		$380,000,000.00	100.0000000%

EXHIBIT B

TO

SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT

SCHEDULE 6

NOTICE INFORMATION

If to the Administrative Agent:	SunTrust Bank 303 Peachtree St., NE, 24th Floor Atlanta, GA 30341 Attention: Michael Peden Telephone No.: 404.813.5006 Facsimile No.: 404.813.0000 Email: Michael.Peden@SunTrust.com

SunTrust Bank:

If for Notices of Borrowing or Paydown Notices:

SunTrust Bank

303 Peachtree Street, NE, 24th Floor
Atlanta, GA 30308
Email: Three.Pillars@SunTrust.com

Attention: ASG Funding

Telephone: (404) 658-4568

Facsimile: (404) 495-2171

With a copy to:

SunTrust Bank
303 Peachtree Street NE
24th Floor, MC 3950
Atlanta, Georgia 30308

Email: TPFC.AssetManagement@SunTrust.com

Attention: ASG Portfolio Management
Telephone: (404) 813-5006
Facsimile: (404) 813-0000

If for reporting or compliance submissions:

SunTrust Bank
303 Peachtree Street, NE
24th Floor
Atlanta, GA 30308

Email: TPFC.AssetManagement@SunTrust.com

Phone: (404) 813-5006

Facsimile: (404) 813-0000

Primary Contact: Michael Peden

Secondary Contact: Charles Gentles

Goldman Sachs Bank USA	200 West Street New York, New York 10282 Attention: Shakhi Majumdar E-mail: shakhi.majumdar@gs.com Telephone No: (917) 343-4050

Morgan Stanley Bank, N.A.:

Initial Funding, Closing and Upfront Fee Notices:

1 New York Plaza

New York, New York 10004

Attention: John Leidner

E-mail: primarydocs@morganstanley.com

Facsimile No.: (718) 233-2132

Telephone No: (917) 260-5332

Borrowing Notices: 1300 Thames Street Thames Street Wharf, 4th Floor Baltimore, Maryland 21231 Attention: Morgan Stanley Loan Servicing Facsimile No.: (718) 233-2140 Telephone No: (443) 627-4355

Documentation and Servicing Notices:

1300 Thames Street

Thames Street Wharf, 4th Floor

Baltimore, Maryland 21231

Attention: Steve Delany

E-mail: doc4specportfolio@morganstanley.com

Facsimile No.: (212) 404-9645

Telephone No: (443) 627-4326

With a copy to:

1585 Broadway Avenue, 2nd Floor

New York, New York 10036

Attention: Kelly Chin

E-mail: kelly.chin@morganstanley.com

Facsimile No.: (646) 290-2831

Telephone No: (212) 761-7319

Legal Notices: 1221 Avenue of the Americas, 34th Floor New York, New York 10020 Attention: Legal and Compliance Division Facsimile No.: (646) 202-9232

Capital One, N.A.:	Capital One, N.A. 90 Park Avenue, 6th Floor New York, New York 10016 Attention: Matt Tallo Telephone No.: (212) 834.1619 Facsimile No.: (212) 834.1747 Email: matt.tallo@capitalone.com

With a copy to:	Capital One, N.A. 4445 Willard Avenue, 6F Chevy Chase, Maryland 20815 Attention: Bridget Rainero Telephone No.: (301) 280-2592 Facsimile No.: (301) 280-0296 Email: bridget.rainero@capitalone.com

City National Bank:	City National Bank 400 Park Avenue New York, New York Attention: Jeff Feinberg Telephone No.: (917) 322-0634 Email: jeff.feinberg@cnb.com

Comerica

Comerica Bank

U.S. Banking - East Group

Oaktec Office Center

3551 Hamlin Road - MC 2397

Auburn Hills, Michigan 48326

Attention:    Timothy O’Rourke

                    Vice President & Alternate Group Manager

Telephone No.: (248) 371-6351

Facsimile No.: (248) 371-6251

Email: thorourke@comerica.com

Bank of New York Mellon	The Bank of New York Mellon 6023 Airport Road Oriskany, New York 13424 Attention: Tina Aney Telephone No.: (315) 765-4261 Email: CBLA3@bnymellon.com

Société Générale	Société Générale 245 Park Avenue New York, New York 10167 Attention: Julien Thinat / Anne-Cecile Gobert Telephone No.: +1 212 278 7598/ +1 212 278 6874 Email: amer-glfi-pennant-park-private@sgcib.com

Mountcliff Funding LLC

Mountcliff Funding LLC

c/o Deutsche Bank Trust Company Americas

60 Wall Street – 16th Floor

Mail Stop NYC60-1625

New York, New York 10005

Attention: Commercial Paper – Mountcliff/20 Gates

Facsimile No.: (212) 553-2463

Email: abcp.admin@db.com

With a copy to:

20 Gates Management LLC

30 Irving Place, 2nd Floor

New York, New York 10003

Attention: Josh Borg

Telephone No.: (212) 295-3784

Facsimile No.: (212) 295-3785

Email: jborg@20gates.com and mountcliff@20gates.com

If to the Collateral Agent, the Collateral Administrator or the Securities Intermediary:

U.S. Bank National Association

Corporate Trust Services – CDO Unit

One Federal Street, Third Floor

Boston, Massachusetts

Attention: Jennifer Vlasuk

Ref: PennantPark Floating Rate Funding I, LLC

Facsimile No.: (866)-350-2904

Telephone No: (617)-603-6461

E-mail: jennifer.vlasuk@usbank.com

If to the Custodian:

U.S. Bank National Association

1719 Range Way

Florence, South Carolina 29501

Mail Code: Ex - SC - FLOR

Ref: PennantPark Floating Rate Funding I, LLC

Attention: Steven Garrett

E-mail: steven.garrett@usbank.com

Facsimile No.: (843)-673-0162

Telephone No: (843)-676-8901

If to the Backup Collateral Manager:

U.S. Bank National Association

Corporate Trust Services

Backup Servicing/PennantPark Floating Rate Funding

EP-MN-WS3D

60 Livingston Avenue

St. Paul, MN 55107

Attention: Deborah Jones Franco

Facsimile: (651)-495-8090

Telephone No.: (651)-495-3413

E-mail: Deborah.Franco@USBank.com

If to the Borrower:

PennantPark Floating Rate Funding I, LLC
c/o PennantPark Investment Advisers, LLC
590 Madison Avenue, 15th Floor

New York, NY 10022

Attention: Arthur Penn
Telephone No.: (212) 905-1010
Facsimile No.: (212) 905-1075

Email: Penn@pennantpark.com

and:

Attention: Aviv Efrat

Phone: (212) 905-1001

Facsimile No.: (212) 905-1075

Email: Efrat@pennantpark.com

If to the Collateral Manager:

PennantPark Investment Advisers, LLC
590 Madison Avenue, 15th Floor

New York, NY 10022

Attention: Arthur Penn
Telephone No.: (212) 905-1010
Facsimile No.: (212) 905-1075
Email: Penn@pennantpark.com

and:

Attention: Sal Giannetti III

Phone: (212) 905-1050

Facsimile No.: (212) 905-1075

Email: Giannetti@pennantpark.com